Exhibit 10.31

JOINDER TO CREDIT AGREEMENT

This Joinder to Credit Agreement (this “Joinder”) is made as of May 19, 2006, by and among:

BURLINGTON COAT FACTORY OF RHODE ISLAND, LLC, a Rhode Island limited liability company, and BURLINGTON COAT FACTORY OF MISSISSIPPI, LLC, a Mississippi limited liability company (together with Burlington Coat Factory of Rhode Island, LLC, the “New Borrowers” and each a “New Borrower”), each with its principal executive offices at 1830 Route 130, Burlington, New Jersey, 08016; and

BANK OF AMERICA, N.A., a national banking association, having a place of business at 40 Broad Street, Boston, Massachusetts 02109, as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below) and as collateral agent (in such capacity, the “Collateral Agent”), for its own benefit and for the benefit of the other Secured Parties (as defined in the Credit Agreement referred to below) to the Credit Agreement (as defined below);

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH:

A. Reference is made to a certain Credit Agreement dated as of April 13, 2006 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by, among others (i) Burlington Coat Factory Warehouse Corporation, a Delaware corporation, as a Borrower and as agent (in such capacity, the “Lead Borrower”) for itself and the other Borrowers, (ii) the other Borrowers named therein (collectively, with the Lead Borrower, the “Existing Borrowers”), (iii) the Facility Guarantors named therein (the “Existing Facility Guarantors”, and together with the Existing Borrowers, the “Loan Parties”), (iv) the Lenders named therein (collectively, the “Lenders”), (v) Bank of America, N.A., as Administrative Agent, (vi) Bank of America, N.A., as Collateral Agent, (vii) Bear Steams Corporate Lending Inc., a Delaware corporation, as Syndication Agent, and (viii) Wachovia Bank, National Association, The CIT Group/Business Credit, Inc., General Electric Capital Corporation, and JPMorgan Chase Bank, N.A., as co-Documentation Agents. All capitalized terns used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Credit Agreement.

B. The New Borrowers desire to become a party to, and bound by the terns of, the Credit Agreement and the other Loan Documents in that same capacity and to the same extent as the Existing Borrowers thereunder.

C. Pursuant to the terms of the Credit Agreement, in order for the New Borrowers to become party to the Credit Agreement and the other Loan Documents as provided herein, the New Borrowers and the Existing Borrowers are required to execute this Joinder.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Joinder and Assumption of Obligations. Effective as of the date of this Joinder, each New Borrower hereby acknowledges that each New Borrower has received and reviewed a copy of the Credit Agreement, and hereby:

a. joins in the execution of, and becomes a party to, the Credit Agreement as a Borrower, as indicated by its signature below;

b. covenants and agrees to be bound by all covenants, agreements, liabilities and acknowledgments of a Borrower under the Credit Agreement and the other Loan Documents, in each case, with the same force and effect as if such New Borrower was a signatory to the Credit Agreement and the other Loan Documents and was expressly named as a Borrower therein (other than covenants which specifically relate solely to an earlier date);

c. assumes and agrees to perform all applicable duties and Obligations of a Loan Party under the Credit Agreement and the other Loan Documents.

2. Representations and Warranties. The New Borrowers hereby make all representations, warranties, and covenants set forth in the Credit Agreement as of the date hereof (other than representations, warranties and covenants that relate solely to an earlier date). To the extent that any changes in any representations, warranties, and covenants require any amendments to the Schedules to the Credit Agreement, such Schedules are hereby updated, as evidenced by any supplemental Schedules (if any) annexed to this Joinder.

3. Ratification of Loan Documents. Except as specifically amended by this Joinder and the other documents executed and delivered in connection herewith, all of the terms and conditions of the Credit Agreement and of the other Loan Documents shall remain in full force and effect as in effect prior to the date hereof, without releasing any Loan Party thereunder or Collateral therefore.

4. Conditions Precedent to Effectiveness. This Joinder shall not be effective until each of the following conditions precedent have been fulfilled to the reasonable satisfaction of the Administrative Agent:

a. This Joinder shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance reasonably satisfactory to the Administrative Agent.

b. All action on the part of the New Borrowers and the other Loan Parties necessary for the valid execution, delivery and performance by the New Borrowers of this Joinder and all other documentation, instruments, and agreements required to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

c. The New Borrowers (and each other Loan Party, to the extent requested by the Administrative Agent) shall each have delivered the following to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent:

i. Certificate of Legal Existence and Good Standing issued by the Secretary of the State of its incorporation or organization.

ii. A certificate of an authorized officer of the due adoption, continued effectiveness, and setting forth the text, of each corporate resolution adopted in connection with the assumption of obligations under the Credit Agreement and the other Loan Documents, and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents, together with true and accurate copies of all Charter Documents.

iii. Execution and delivery by the New Borrowers of the following Loan Documents:

a) Joinders to the Revolving Credit Notes;

b) Joinder to the Swingline Note;

c) Joinder to the Security Documents, as applicable;

d) Joinder to the Fee Letter;

e) Such other documents, agreements and certificates as the Administrative Agent and the Collateral Agent may reasonably require.

d. Upon the reasonable request of the Administrative Agent, the Agents shall have received a favorable written legal opinion of the Loan Parties’ counsel addressed

5. To the Agents and the other Lenders, covering such matters relating to the New Borrowers, the Loan Documents and/or the transactions contemplated thereby as the Agents shall reasonably request.

a. The Administrative Agent shall have received all documents and instruments, (including an authenticated record authorizing the Agents and their representatives to file such UCC financing statements as the Agents may determine to be appropriate), required by law or requested by the Administrative Agent or the Collateral Agent to create or perfect the first priority Lien (subject only to Permitted Encumbrances having priority by operation of Applicable Law) intended to be created under the Loan Documents and an such documents and instruments shall have been so filed, registered or recorded or other arrangements reasonably satisfactory to the Agents.

b. All Credit Party Expenses incurred by the Agents in connection with the preparation and negotiation of this Joinder and related documents for which invoices have been rendered shall have been paid in full by the New Borrowers.

c. The Loan Parties shall have executed and delivered to the Agents such additional documents, instruments, and agreements as the Agents may reasonably request.

Miscellaneous.

a. This Joinder may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

b. This Joinder expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

c. Any determination that any provision of this Joinder or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder.

d. The Loan Parties shall pay all Credit Party Expenses of the Agents and the Secured Parties, including, without limitation, all such Credit Party Expenses incurred in connection with the preparation, negotiation, execution and delivery of this Joinder in accordance with the terms of the Credit Agreement.

e. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.

NEW BORROWERS: BURLINGTON COAT FACTORY OF RHODE ISLAND, LLC

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

BURLINGTON COAT FACTORY OF MISSISSIPPI, LLC

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.

By:	/s/ Kathleen Dimock
Name:	Kathleen Dimock
Title:	Managing Director

COLLATERAL AGENT: BANK OF AMERICA, N.A.

By:	/s/ Kathleen Dimock
Name:	Kathleen Dimock
Title:	Managing Director

Acknowledged and Agreed: BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, As Lead Borrower

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

THE ENTITIES LISTED ON SCHEDULE I HERETO, as Borrowers

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

THE ENTITIES LISTED ON SCHEDULE II HERETO, as Facility Guarantors

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

SCHEDULE I

Borrowers

Burlington Coat Factory of Alabama, LLC

Burlington Coat Factory Warehouse of Anchorage, Inc.

Burlington Coat Factory of Arizona, LLC

Burlington Coat Factory of Arkansas, LLC

Baby Depot of California, LLC

Burlington Coat Factory of California, LLC

Burlington Coat Factory Warehouse of San Bernadino, LLC

MJM Designer Shoes of California, LLC

Burlington Coat Factory of Colorado, LLC

Burlington Coat Factory of Connecticut, LLC

Cohoes Fashions of Connecticut, LLC

Burlington Coat Factory of Delaware, LLC

Burlington Coat Factory of Texas, L.P.

C.F.B., Inc.

MJM Designer Shoes of Delaware, LLC

Burlington Coat Factory of Florida, LLC

MJM Designer Shoes of Florida, LLC

Burlington Coat Factory of Georgia, LLC

Burlington Coat Factory Warehouse of Atlanta, Inc.

Burlington Coat Factory of Idaho, LLC

Burlington Coat Factory of Illinois, LLC

Burlington Coat Factory Warehouse of Chicago, Inc.

Burlington Coat Factory Warehouse of East St. Louis, Inc.

Burlington Coat Factory Warehouse of Tinley Park, Inc.

Burlington Coat Factory of Indiana, LLC

Burlington Coat Factory Warehouse of Des Moines, Inc.

Burlington Coat Factory of Kansas, LLC

Burlington Coat Factory of Kentucky, Inc.

Burlington Coat Factory of Louisiana, LLC

Burlington Coat Factory of Maine, LLC

Burlington Coat Factory of Maryland, LLC

Burlington Coat Factory of Massachusetts, LLC

Cohoes Fashions of Massachusetts, LLC

Burlington Coat Factory of Michigan, LLC

Burlington Coat Factory Warehouse of Detroit, Inc.

Burlington Coat Factory Warehouse of Redford, Inc.

Burlington Coat Factory Warehouse of Walker, Inc.

Burlington Coat Factory Warehouse of Grand Rapids, Inc.

Burlington Coat Factory of Minnesota, LLC

Burlington Coat Factory of Missouri, LLC

Burlington Coat Factory Warehouse of Desperes, Inc.

Burlington Coat Factory Warehouse of Missouri, Inc.

Burlington Coat Factory Warehouse of St. Ann, Inc.

Burlington Coat Factory Warehouse of Benjamin KC, Inc.

Burlington Coat Factory Warehouse of Kingshighway, Inc.

Burlington Coat Factory Warehouse of St. Peters, Inc.

Burlington Coat Factory Warehouse of St. Louis, Inc.

Burlington Coat Factory Warehouse Bridgeton, Inc.

Luxury Linens of St. Louis, Inc.

Burlington Coat Factory of Nebraska, LLC

Burlington Coat Factory of Nevada, LLC

Burlington Coat Factory of New Hampshire, LLC

Burlington Coat Factory Direct Corporation

Burlington Coat Factory of New Jersey, LLC

Burlington Coat Factory Warehouse of Flemington, Inc.

Burlington Coat Factory Warehouse of New Jersey, Inc.

Cohoes Fashions of New Jersey, LLC

MJM Designer Shoes of Moorestown, Inc.

MJM Designer Shoes of New Jersey, LLC

Super Baby Depot of Moorestown, Inc.

Burlington Coat Factory of New Mexico, LLC

Burlington Coat Factory Warehouse of Albuquerque, Inc.

Burlington Coat Factory Warehouse of West Albuquerque, Inc.

Burlington Coat Factory of New York, LLC

Georgetown Fashions Inc.

Monroe G. Milstein, Inc.

Cohoes Fashions of New York, LLC

MJM Designer Shoes of New York, LLC

Burlington Coat Factory of North Carolina, LLC

Burlington Coat Factory of North Dakota, LLC

Burlington Coat Factory of Ohio, LLC

Burlington Coat Factory Warehouse of Cleveland, Inc.

Burlington Coat Factory of Oklahoma, LLC

Burlington Coat Factory of Oregon, LLC

Burlington Coat Factory Warehouse of Bristol, LLC

Burlington Coat Factory of Pennsylvania, LLC

Burlington Coat Factory Warehouse of Montgomeryville, Inc.

Burlington Coat Factory Warehouse of Cheltenham, Inc.

Burlington Coat Factory Warehouse of Wilkes-Barre, Inc.

Burlington Coat Factory Warehouse of Langhorne, Inc.

Burlington Factory Warehouse of Reading, Inc.

Burlington Coat Factory Warehouse Inc.

MJM Designer Shoes of Pennsylvania, LLC

Cohoes Fashions of Cranston, Inc.

Burlington Coat Factory of South Carolina, LLC

Burlington Coat Factory Warehouse of Charleston, Inc.

Burlington Coat Factory Warehouse of Shelby, Inc.

Burlington Coat Factory Warehouse of Hickory Commons, Inc.

Burlington Coat Factory Warehouse of Baytown, Inc.

MJM Designer Shoes of Texas, Inc.

Famous Brands of Dallas, Inc.

Burlington Coat Factory of Utah, LLC

Burlington Coat Factory of Virginia, LLC

Burlington Coat Factory of Pocono Crossing, LLC

Burlington Coat Factory Warehouse of Coliseum, Inc.

Burlington Coat Factory of Washington, LLC

Burlington Coat Factory of West Virginia, LLC

Burlington Coat Factory of Wisconsin, LLC

SCHEDULE II

Facility Guarantors

Burlington Coat Factory Holdings, Inc.

Burlington Coat Factory Investments Holdings, Inc.

Burlington Coat Factory Realty of Huntsville, LLC

Burlington Coat Factory Realty of Mesa, Inc.

Burlington Coat Factory Realty of Desert Sky, Inc.

Burlington Coat Factory Realty of Dublin, Inc.

Burlington Coat Factory Realty of Florin, Inc.

Burlington Coat Factory Realty of Ventura, Inc.

Burlington Coat Realty of East Windsor, Inc.

Burlington Coat Factory of Texas, Inc.

Burlington Coat Factory Purchasing, Inc.

C.F.I.C. Corporation

C.L.B., Inc.

Burlington Coat Factory Realty Corp.

Burlington Coat Factory Realty of University Square, Inc.

Burlington Coat Factory Realty of Coral Springs, Inc.

Burlington Coat Factory Realty of West Colonial, Inc.

Burlington Coat Factory Realty of Orlando, Inc.

Burlington Coat Factory Realty of Sarasota, Inc.

K&T Acquisition Corp.

Bee Ridge Plaza, LLC

Burlington Coat Factory Realty of Morrow, Inc.

Burlington Coat Realty of Gurnee, Inc.

Burlington Coat Factory Realty of Bloomingdale, Inc.

Burlington Coat Factory Realty of River Oaks, Inc.

Burlington Coat Factory Realty of Greenwood, Inc.

Burlington Coat Factory Realty of North Attleboro, Inc.

Burlington Coat Factory Realty of Des Peres, Inc.

Burlington Coat Realty of Las Vegas, Inc.

Burlington Coat Factory Realty of Edgewater Park, Inc.

Burlington Coat Factory Realty of Paramus, Inc.

Burlington Coat Factory Realty of Pinebrook, Inc.

Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.

Burlington Coat Factory Realty of Yonkers, Inc.

LC Acquisition Corp.

Burlington Coat Factory Realty of Tulsa, Inc.

Burlington Coat Factory Realty of West Mifflin, Inc.

Burlington Coat Factory Realty of Langhorne, Inc.

Burlington Coat Factory Realty of Whitehall, Inc.

Burlington Coat Factory Realty of Memphis, Inc.

Burlington Coat Factory Realty of Memphis, LLC

Burlington Coat Realty of Plano, Inc.

Burlington Coat Realty of Houston, Inc.

Burlington Coat Factory Realty of Westmoreland, Inc.

Burlington Coat Factory Realty of Bellaire, Inc.

Burlington Coat Factory Realty of El Paso, Inc.

Burlington Coat Realty of Potomac, Inc.

Burlington Coat Factory Realty of Fairfax, Inc.

Burlington Coat Factory Realty of Coliseum, Inc.

Burlington Coat Factory Realty of Franklin, Inc.